Exhibit 99.2

First Midwest Bancorp, Inc.
Selected Financial Information
(Amounts in thousands, except per share data)

	2014	2013					2012				
	March 31	March 31	June 30	September 30	December 31	Dec. 31/YTD	March 31	June 30	September 30	December 31	Dec. 31/YTD
Period-End Balance Sheet											
Assets:											
Cash and cash equivalents	$ 592,312	$ 553,316	$ 784,105	$ 899,238	$ 587,241	$ 587,241	$ 486,373	$ 478,162	$ 518,374	$ 716,266	$ 716,266
Securities available-for-sale, at fair value	1,080,750	1,246,679	1,223,486	1,162,911	1,112,725	1,112,725	1,183,975	1,174,931	1,191,582	1,082,403	1,082,403
Securities held-to-maturity, at amortized cost	43,251	31,443	30,373	29,847	44,322	44,322	56,319	60,933	41,944	34,295	34,295
FHLB and FRB stock	35,161	47,232	35,161	35,161	35,161	35,161	46,750	46,750	47,232	47,232	47,232
Loans held-for-sale	2,111	-	1,589	1,191	4,739	4,739	1,500	-	90,011	-	-
Loans:											
Commercial and industrial	1,917,396	1,659,872	1,743,139	1,792,561	1,830,638	1,830,638	1,496,966	1,597,427	1,610,169	1,631,474	1,631,474
Agricultural	321,343	274,991	288,632	318,659	321,702	321,702	237,686	272,742	259,787	268,618	268,618
Commercial real estate:											
Office, retail, and industrial	1,348,094	1,344,256	1,319,849	1,336,864	1,353,685	1,353,685	1,366,899	1,391,129	1,330,331	1,333,191	1,333,191
Multi-family	337,332	298,117	306,182	332,749	332,873	332,873	301,356	308,250	309,509	285,481	285,481
Construction	181,012	176,242	167,500	175,172	186,197	186,197	242,075	236,534	198,429	186,416	186,416
Other commercial real estate	822,934	743,076	759,367	790,114	807,071	807,071	829,005	817,071	780,712	773,121	773,121
1-4 family mortgages	240,561	263,286	291,770	286,333	275,992	275,992	217,729	237,341	292,908	282,948	282,948
Consumer	524,418	415,431	411,126	416,477	471,847	471,847	445,612	437,532	436,500	428,427	428,427
Total loans, excluding covered loans	5,693,090	5,175,271	5,287,565	5,448,929	5,580,005	5,580,005	5,137,328	5,298,026	5,218,345	5,189,676	5,189,676
Covered loans	122,387	186,687	171,861	153,305	134,355	134,355	251,376	230,047	216,610	197,894	197,894
Allowance for loan and covered loan losses	(80,632)	(97,591)	(94,110)	(90,828)	(85,505)	(85,505)	(116,264)	(116,182)	(102,445)	(99,446)	(99,446)
Net loans	5,734,845	5,264,367	5,365,316	5,511,406	5,628,855	5,628,855	5,272,440	5,411,891	5,332,510	5,288,124	5,288,124
OREO, excluding covered OREO	30,026	39,994	39,497	35,616	32,473	32,473	35,276	28,309	36,487	39,953	39,953
Covered OREO	7,355	14,774	13,681	10,477	8,863	8,863	16,990	9,136	8,729	13,123	13,123
FDIC indemnification asset	15,537	28,958	23,158	18,078	16,585	16,585	58,488	58,302	47,191	37,051	37,051
Investment in bank-owned life insurance	193,673	206,706	207,081	193,979	193,167	193,167	206,304	206,572	206,043	206,405	206,405
Goodwill and other intangible assets	275,605	280,240	279,421	277,187	276,366	276,366	282,815	281,981	281,914	281,059	281,059
Other assets	317,893	342,110	340,457	342,822	312,910	312,910	340,772	342,388	365,159	353,928	353,928
Total assets	$ 8,328,519	$ 8,055,819	$ 8,343,325	$ 8,517,913	$ 8,253,407	$ 8,253,407	$ 7,988,002	$ 8,099,355	$ 8,167,176	$ 8,099,839	$ 8,099,839
Liabilities and Stockholders' Equity:											
Noninterest-bearing deposits	$ 1,961,371	$ 1,738,110	$ 1,855,906	$ 2,020,956	$ 1,911,602	$ 1,911,602	$ 1,637,593	$ 1,727,009	$ 1,773,928	$ 1,762,903	$ 1,762,903
Interest-bearing deposits	4,855,386	4,862,685	5,010,841	4,982,252	4,854,499	4,854,499	4,848,770	4,900,734	4,975,127	4,909,352	4,909,352
Total deposits	6,816,757	6,600,795	6,866,747	7,003,208	6,766,101	6,766,101	6,486,363	6,627,743	6,749,055	6,672,255	6,672,255
Borrowed funds	223,699	208,854	196,603	212,058	224,342	224,342	202,155	189,524	183,691	185,984	185,984
Senior and subordinated debt	190,964	214,811	214,843	214,876	190,932	190,932	231,106	231,138	231,171	214,779	214,779
Other liabilities	76,674	77,908	90,479	101,046	70,590	70,590	95,677	72,398	69,824	85,928	85,928
Stockholders' equity	1,020,425	953,451	974,653	986,725	1,001,442	1,001,442	972,701	978,552	933,435	940,893	940,893
Total liabilities and stockholders' equity	$ 8,328,519	$ 8,055,819	$ 8,343,325	$ 8,517,913	$ 8,253,407	$ 8,253,407	$ 7,988,002	$ 8,099,355	$ 8,167,176	$ 8,099,839	$ 8,099,839
Stockholders' equity, excluding OCI	$ 1,040,197	$ 970,340	$ 984,952	$ 1,012,782	$ 1,028,234	$ 1,028,234	$ 983,620	$ 990,419	$ 942,683	$ 956,553	$ 956,553
Stockholders' equity, common	1,020,425	953,451	974,653	986,725	1,001,442	1,001,442	972,701	978,552	933,435	940,893	940,893
Stockholders' equity, common excluding OCI	1,040,197	970,340	984,952	1,012,782	1,028,234	1,028,234	983,620	990,419	942,683	956,553	956,553
Average Balance Sheet											
Total assets	$ 8,282,487	$ 8,071,301	$ 8,259,653	$ 8,403,785	$ 8,374,310	$ 8,278,439	$ 7,957,191	$ 8,113,742	$ 8,227,113	$ 8,139,243	$ 8,109,726
Investment securities	1,167,803	1,175,063	1,256,813	1,250,158	1,211,868	1,223,649	1,163,338	1,238,767	1,220,654	1,144,997	1,191,889
FHLB and FRB stock	35,161	47,232	40,998	35,162	35,161	39,593	52,531	46,750	47,111	47,232	48,400
Total loans, excluding covered assets	5,578,616	5,148,343	5,180,608	5,379,435	5,516,747	5,307,493	5,089,286	5,213,944	5,353,911	5,160,576	5,204,718
Covered interest-earning assets	143,841	223,691	203,283	180,497	158,546	191,295	318,569	297,141	276,180	248,971	285,091
Other interest-earning assets	554,607	598,527	690,459	677,322	627,361	648,576	464,373	448,126	450,917	631,693	502,069
Total interest-earning assets	$ 7,480,028	$ 7,192,856	$ 7,372,161	$ 7,522,574	$ 7,549,683	$ 7,410,606	$ 7,088,097	$ 7,244,728	$ 7,348,773	$ 7,233,469	$ 7,232,167
Demand deposits	$ 1,928,289	$ 1,740,825	$ 1,880,476	$ 1,975,797	$ 1,956,570	$ 1,889,247	$ 1,591,198	$ 1,797,854	$ 1,852,810	$ 1,808,522	$ 1,762,968
Savings deposits	1,159,643	1,107,213	1,144,093	1,127,970	1,126,737	1,126,561	995,955	1,042,099	1,048,430	1,066,611	1,038,379
NOW accounts	1,181,297	1,145,482	1,166,227	1,175,926	1,195,471	1,170,928	1,051,870	1,064,054	1,111,412	1,133,740	1,090,446
Money market deposits	1,311,998	1,251,235	1,274,062	1,343,263	1,356,383	1,306,625	1,184,316	1,176,723	1,234,833	1,268,046	1,216,173
Transactional deposits	5,581,227	5,244,755	5,464,858	5,622,956	5,635,161	5,493,361	4,823,339	5,080,730	5,247,485	5,276,919	5,107,966
Time deposits	1,196,449	1,374,529	1,331,499	1,288,746	1,234,517	1,306,888	1,621,926	1,548,410	1,498,993	1,447,918	1,529,006
Total deposits	6,777,676	6,619,284	6,796,357	6,911,702	6,869,678	6,800,249	6,445,265	6,629,140	6,746,478	6,724,837	6,636,972
Borrowed funds	222,491	199,891	204,449	203,613	213,761	205,461	203,548	195,934	189,835	185,390	193,643
Senior and subordinated debt	190,949	214,796	214,828	214,860	207,162	212,896	248,232	231,123	231,156	214,764	231,273
Total funding sources	$ 7,191,116	$ 7,033,971	$ 7,215,634	$ 7,330,175	$ 7,290,601	$ 7,218,606	$ 6,897,045	$ 7,056,197	$ 7,167,469	$ 7,124,991	$ 7,061,888
Stockholders' equity	$ 1,015,402	$ 948,060	$ 960,501	$ 983,456	$ 996,459	$ 972,283	$ 970,368	$ 977,054	$ 982,582	$ 941,175	$ 967,763
Stockholders' equity, common	1,015,402	948,060	960,501	983,456	996,459	972,283	970,368	977,054	982,582	941,175	967,763

First Midwest Bancorp, Inc.

Selected Financial Information

(Amounts in thousands, except per share data)

	2014	2013					2012				
	March 31	March 31	June 30	September 30	December 31	Dec. 31/YTD	March 31	June 30	September 30	December 31	Dec. 31/YTD
Income Statement											
Interest income	$ 69,690	$ 71,045	$ 71,753	$ 72,329	$ 72,120	$ 287,247	$ 75,268	$ 75,518	$ 75,584	$ 74,199	$ 300,569
Interest expense	5,995	7,197	6,823	6,663	6,432	27,115	10,086	8,814	8,324	7,677	34,901
Net interest income	63,695	63,848	64,930	65,666	65,688	260,132	65,182	66,704	67,260	66,522	265,668
Provision for loan and covered loan losses	1,441	5,674	5,813	4,770	-	16,257	18,210	22,458	111,791	5,593	158,052
Service charges on deposit accounts	8,020	8,677	9,118	9,472	9,259	36,526	8,660	8,848	9,502	9,689	36,699
Wealth management fees	6,457	5,839	6,126	6,018	6,202	24,185	5,392	5,394	5,415	5,590	21,791
Card-based fees	5,335	5,076	5,547	5,509	5,517	21,649	5,020	5,312	5,246	5,274	20,852
Mortgage banking income	1,115	1,968	1,010	1,273	1,055	5,306	101	63	196	2,329	2,689
Merchant servicing fees	2,709	2,554	2,899	2,915	2,585	10,953	2,322	2,908	2,849	2,727	10,806
Other service charges, commissions, and fees	1,413	1,644	1,308	2,617	2,094	7,663	1,097	1,126	1,142	1,121	4,486
Total fee-based revenues	25,049	25,758	26,008	27,804	26,712	106,282	22,592	23,651	24,350	26,730	97,323
Net securities gains (losses)	1,073	-	216	33,801	147	34,164	(943)	151	(217)	88	(921)
BOLI income (loss)	490	281	319	(13,028)	584	(11,844)	248	404	300	355	1,307
Other income	447	500	684	8,629	313	10,126	1,135	406	727	460	2,728
Trading gains (losses)	191	1,036	214	882	1,057	3,189	1,401	(575)	685	116	1,627
Net (losses) gains on early extinguishment of debt	-	-	-	-	(1,034)	(1,034)	256	-	-	(814)	(558)
Gains on acquisitions	-	-	-	-	-	-	-	-	3,289	-	3,289
Gain on bulk loan sales	-	-	-	-	-	-	-	-	-	5,153	5,153
Total noninterest income	27,250	27,575	27,441	58,088	27,779	140,883	24,689	24,037	29,134	32,088	109,948
Salaries and wages	27,383	28,963	26,820	28,257	28,591	112,631	27,257	23,852	26,881	27,241	105,231
Retirement and other employee benefits	6,108	7,606	6,101	6,013	6,399	26,119	6,793	5,714	6,230	6,787	25,524
Net occupancy and equipment expense	9,391	8,147	7,793	7,982	7,910	31,832	8,331	7,513	8,108	8,747	32,699
Professional services	5,389	5,218	5,595	5,517	5,592	21,922	5,629	6,905	6,665	10,415	29,614
Technology and related costs	3,074	2,483	2,884	2,984	2,984	11,335	2,858	2,851	2,906	3,231	11,846
Net OREO expense	1,556	1,799	1,084	2,849	2,815	8,547	1,864	4,124	3,208	1,325	10,521
Advertising and promotions	1,613	1,410	2,033	2,167	2,144	7,754	870	1,032	1,427	1,744	5,073
Merchant card expense	2,213	2,044	2,321	2,339	2,076	8,780	1,796	2,324	2,272	2,192	8,584
Cardholder expenses	1,014	929	1,043	1,030	1,019	4,021	1,042	980	982	935	3,939
FDIC premiums	1,353	1,742	1,704	1,734	1,258	6,438	1,719	1,659	1,785	1,763	6,926
Adjusted amortization of FDIC indemnification asset	-	750	750	-	-	1,500	-	-	4,000	2,705	6,705
Intangibles amortization	761	819	819	819	821	3,278	834	834	849	855	3,372
Other expenses	3,813	2,904	3,480	3,011	3,185	12,580	3,620	3,369	4,810	5,667	17,466
Total noninterest expense	63,668	64,814	62,427	64,702	64,794	256,737	62,613	61,157	70,123	73,607	267,500
Income (loss) before income tax	25,836	20,935	24,131	54,282	28,673	128,021	9,048	7,126	(85,520)	19,410	(49,936)
Income tax	8,172	6,293	7,955	24,959	9,508	48,715	1,156	761	(36,993)	6,194	(28,882)
Net income (loss)	$ 17,664	$ 14,642	$ 16,176	$ 29,323	$ 19,165	$ 79,306	$ 7,892	$ 6,365	$ (48,527)	$ 13,216	$ (21,054)
Net income (loss) applicable to common shares	$ 17,439	$ 14,430	$ 15,957	$ 28,907	$ 18,905	$ 78,199	$ 7,753	$ 6,289	$ (47,812)	$ 13,022	$ (20,748)
Basic earnings (loss) per common share	0.24	0.20	0.22	0.39	0.26	1.06	0.11	0.09	(0.65)	0.18	(0.28)
Diluted earnings (loss) per common share	0.24	0.20	0.22	0.39	0.26	1.06	0.11	0.09	(0.65)	0.18	(0.28)
Weighted average shares outstanding	74,147	73,867	74,017	74,023	74,029	73,984	73,505	73,659	73,742	73,750	73,665
Weighted average diluted shares outstanding	74,159	73,874	74,024	74,034	74,042	73,994	73,505	73,659	73,742	73,758	73,666
Tax equivalent adjustment (1)	$ 2,976	$ 3,154	$ 3,074	$ 3,027	$ 3,042	$ 12,297	$ 3,292	$ 3,324	$ 3,400	$ 3,233	$ 13,249
Net interest income (FTE) (1)	66,671	67,002	68,004	68,693	68,730	272,429	68,474	70,028	70,660	69,755	278,917
Common stock and related per common share data:											
Book value	$ 13.56	$ 12.70	$ 12.98	$ 13.14	$ 13.34	$ 13.34	$ 12.99	$ 13.07	$ 12.47	$ 12.57	$ 12.57
Tangible book value	9.90	8.96	9.26	9.45	9.66	9.66	9.21	9.30	8.71	8.82	8.82
Dividends declared per share	0.07	0.01	0.04	0.04	0.07	0.16	0.01	0.01	0.01	0.01	0.04
Closing price at period end	17.08	13.28	13.72	15.08	17.53	17.53	11.98	10.98	12.56	12.52	12.52
Market price - period high	17.83	13.60	13.87	16.20	18.49	18.49	12.87	12.25	13.40	13.57	13.57
Market price - period low	15.36	12.11	11.57	13.81	14.90	11.57	10.25	9.42	10.43	11.62	9.42
Closing price to book value	1.3	1.0	1.1	1.1	1.3	1.3	0.9	0.8	1.0	1.0	1.0
Period end shares outstanding	75,266	75,095	75,063	75,074	75,071	75,071	74,898	74,862	74,831	74,840	74,840
Period end treasury shares	10,521	10,692	10,724	10,713	10,716	10,716	10,889	10,925	10,956	10,947	10,947
Common dividends	$ 5,272	$ 752	$ 3,003	$ 3,004	$ 5,260	$ 12,019	$ 749	$ 745	$ 747	$ 739	$ 2,980
Preferred dividends	-	-	-	-	-	-	-	-	-	-	-

Note: Discussion of footnotes are located at the end of this document.

First Midwest Bancorp, Inc.
Selected Financial Information
(Amounts in thousands, except per share data)

	2014	2013					2012				
	March 31	March 31	June 30	September 30	December 31	Dec. 31/YTD	March 31	June 30	September 30	December 31	Dec. 31/YTD
Other Key Ratios/Data:											
Return on average common equity (2)	6.97%	6.17%	6.66%	11.66%	7.53%	8.04%	3.21%	2.59%	-19.36%	5.50%	-2.14%
Return on average assets (2)	0.86%	0.74%	0.79%	1.38%	0.91%	0.96%	0.40%	0.32%	-2.35%	0.65%	-0.26%
Net interest margin (1)	3.61%	3.77%	3.70%	3.63%	3.62%	3.68%	3.88%	3.88%	3.83%	3.84%	3.86%
Yield on average interest-earning assets (1)	3.93%	4.18%	4.07%	3.98%	3.95%	4.04%	4.45%	4.37%	4.28%	4.26%	4.34%
Cost of funds	0.46%	0.55%	0.51%	0.49%	0.48%	0.51%	0.76%	0.67%	0.62%	0.57%	0.66%
Efficiency ratio (1) (5)	66.66%	66.50%	64.27%	62.70%	63.38%	64.19%	64.62%	60.56%	69.04%	74.02%	67.14%
Net noninterest expense ratio (2)	1.84%	1.87%	1.71%	1.91%	1.71%	1.80%	1.88%	1.85%	2.13%	2.25%	2.03%
Effective income tax rate	31.63%	30.06%	32.97%	45.98%	33.16%	38.05%	12.78%	10.68%	43.26%	31.91%	57.84%
Full time equivalent employees - end of period	1,619	1,693	1,672	1,644	1,647	1,647	1,757	1,758	1,768	1,731	1,731
Number of bank branches	86	91	87	87	86	86	98	98	94	91	91
Number of automated teller machines	124	126	126	124	124	124	132	132	131	130	130
Risk-Based Capital Data:											
Common stock	$ 858	$ 858	$ 858	$ 858	$ 858	$ 858	$ 858	$ 858	$ 858	$ 858	$ 858
Additional paid-in capital	406,009	409,077	411,470	412,677	414,293	414,293	413,742	414,665	417,245	418,318	418,318
Retained earnings	866,132	800,343	813,516	839,835	853,740	853,740	817,630	823,250	773,976	786,453	786,453
Treasury stock, at cost	(232,802)	(239,938)	(240,892)	(240,588)	(240,657)	(240,657)	(248,610)	(248,354)	(249,396)	(249,076)	(249,076)
Trust preferred securities	36,690	59,965	59,965	59,965	36,690	36,690	64,265	64,265	64,265	59,965	59,965
Goodwill and other intangible assets	(275,605)	(280,240)	(279,421)	(277,187)	(276,366)	(276,366)	(282,815)	(281,981)	(281,914)	(281,059)	(281,059)
Disallowed deferred tax assets	(39,250)	(74,615)	(71,987)	(51,092)	(47,144)	(47,144)	(50,602)	(54,178)	(86,201)	(82,979)	(82,979)
Tier 1 capital	762,032	675,450	693,509	744,468	741,414	741,414	714,468	718,525	638,833	652,480	652,480
Tier 2 capital	89,946	95,700	97,313	99,207	100,373	100,373	129,330	110,938	111,102	102,784	102,784
Total capital	$ 851,978	$ 771,150	$ 790,822	$ 843,675	$ 841,787	$ 841,787	$ 843,798	$ 829,463	$ 749,935	$ 755,264	$ 755,264
Risk-adjusted assets	$ 6,980,930	$ 6,401,019	$ 6,536,368	$ 6,694,123	$ 6,794,666	$ 6,794,666	$ 6,263,673	$ 6,409,298	$ 6,437,263	$ 6,348,523	$ 6,348,523
Tier 1 common capital	725,342	615,485	633,544	684,503	704,724	704,724	650,203	654,260	574,568	592,515	592,515
Tangible common equity	744,820	673,211	695,232	709,538	725,076	725,076	689,886	696,571	651,521	659,834	659,834
Tangible common equity excluding OCI	764,592	690,100	705,531	735,595	751,868	751,868	700,805	708,438	660,769	675,494	675,494
Adjusted average assets	7,993,529	7,717,847	7,910,936	8,082,881	8,075,888	8,075,888	7,620,777	7,772,866	7,854,202	7,768,967	7,768,967
Total capital to risk-weighted assets	12.20%	12.05%	12.10%	12.60%	12.39%	12.39%	13.47%	12.94%	11.65%	11.90%	11.90%
Tier 1 capital to risk-weighted assets	10.92%	10.55%	10.61%	11.12%	10.91%	10.91%	11.41%	11.21%	9.92%	10.28%	10.28%
Tier 1 leverage to average assets	9.53%	8.75%	8.77%	9.21%	9.18%	9.18%	9.38%	9.24%	8.13%	8.40%	8.40%
Tier 1 common capital to risk-weighted assets	10.39%	9.62%	9.69%	10.23%	10.37%	10.37%	10.38%	10.21%	8.93%	9.33%	9.33%
Tangible common equity ratio	9.25%	8.66%	8.62%	8.61%	9.09%	9.09%	8.95%	8.91%	8.26%	8.44%	8.44%
Tangible common equity ratio, excluding OCI	9.49%	8.88%	8.75%	8.93%	9.43%	9.43%	9.10%	9.06%	8.38%	8.64%	8.64%
Tangible common equity to risk-weighted assets	10.67%	10.52%	10.64%	10.60%	10.67%	10.67%	11.01%	10.87%	10.12%	10.39%	10.39%

Note: Discussion of footnotes are located at the end of this document.

First Midwest Bancorp, Inc.

Selected Financial Information

(Amounts in thousands, except per share data)

	2014	2013					2012				
	March 31	March 31	June 30	September 30	December 31	Dec. 31/YTD	March 31	June 30	September 30	December 31	Dec. 31/YTD
Asset Quality Performance Data:											
Non-performing loans (3):											
Commercial and industrial	$ 8,559	$ 29,625	$ 28,157	$ 13,835	$ 11,767	$ 11,767	$ 55,158	$ 55,358	$ 31,102	$ 25,941	$ 25,941
Agricultural	364	655	786	642	519	519	882	1,293	1,204	1,173	1,173
Commercial real estate:											
Office, retail, and industrial	24,968	26,438	24,428	19,855	17,076	17,076	34,831	46,629	22,624	23,224	23,224
Multi-family	2,181	1,766	2,068	2,068	1,848	1,848	9,615	8,843	2,028	1,434	1,434
Construction	5,297	6,425	7,209	6,237	6,297	6,297	41,401	39,481	9,173	5,485	5,485
Other commercial real estate	9,049	17,532	13,022	11,620	8,153	8,153	43,137	34,192	21,284	16,214	16,214
1-4 family mortgages	5,014	4,680	5,064	5,055	5,198	5,198	5,648	5,466	5,901	4,874	4,874
Consumer	8,785	8,276	8,459	8,858	8,940	8,940	8,873	7,246	6,263	6,189	6,189
Total non-accrual loans	64,217	95,397	89,193	68,170	59,798	59,798	199,545	198,508	99,579	84,534	84,534
90 days or more past due loans	4,973	5,552	3,832	5,642	3,708	3,708	7,674	8,192	12,582	8,689	8,689
Total non-performing loans	69,190	100,949	93,025	73,812	63,506	63,506	207,219	206,700	112,161	93,223	93,223
Accruing troubled debt restructurings	6,301	2,587	8,287	24,329	23,770	23,770	2,076	7,811	6,391	6,867	6,867
Other real estate owned	30,026	39,994	39,497	35,616	32,473	32,473	35,276	28,309	36,487	39,953	39,953
Total non-performing assets (3)	$ 105,517	$ 143,530	$ 140,809	$ 133,757	$ 119,749	$ 119,749	$ 244,571	$ 242,820	$ 155,039	$ 140,043	$ 140,043
30-89 days past due loans (3)	$ 12,861	$ 22,222	$ 21,756	$ 15,111	$ 20,742	$ 20,742	$ 21,241	$ 23,597	$ 20,088	$ 22,666	$ 22,666
Performing potential problem loans (3) (4)	$ 160,004	$ 202,665	$ 193,692	$ 187,227	$ 155,954	$ 155,954	$ 357,371	$ 334,910	$ 215,825	$ 219,047	$ 219,047
Allowance for credit losses:											
Allowance for loan losses	$ 69,203	$ 85,364	$ 79,729	$ 77,772	$ 72,946	$ 72,946	$ 115,271	$ 115,200	$ 93,048	$ 87,384	$ 87,384
Allowance for covered loan losses	11,429	12,227	14,381	13,056	12,559	12,559	993	982	9,397	12,062	12,062
Reserve for unfunded commitments	1,616	2,866	2,866	2,386	1,616	1,616	2,500	2,500	2,500	3,366	3,366
Total allowance for credit losses	$ 82,248	$ 100,457	$ 96,976	$ 93,214	$ 87,121	$ 87,121	$ 118,764	$ 118,682	$ 104,945	$ 102,812	$ 102,812
Provision for loan and covered loan losses	$ 1,441	$ 5,674	$ 5,813	$ 4,770	$ -	$ 16,257	$ 18,210	$ 22,458	$ 111,791	$ 5,593	$ 158,052
Net charge-offs by category:											
Commercial and industrial	$ 1,367	$ 996	$ 2,448	$ 2,057	$ 2,528	$ 8,029	$ 7,524	$ 5,870	$ 41,781	$ 1,778	$ 56,953
Agricultural	153	90	95	141	(58)	268	(50)	18	4,531	(177)	4,322
Commercial real estate:											
Office, retail, and industrial	1,025	1,260	1,418	956	882	4,516	2,665	2,263	29,368	95	34,391
Multi-family	89	160	183	112	(10)	445	9	313	2,755	9	3,086
Construction	503	563	845	410	(934)	884	633	6,214	20,279	234	27,360
Other commercial real estate	1,627	1,505	218	639	776	3,138	8,177	2,934	23,452	1,786	36,349
1-4 family mortgages	402	396	25	290	232	943	210	250	569	826	1,855
Consumer	1,488	1,861	2,085	1,818	1,636	7,400	1,966	2,244	2,351	1,710	8,271
Net charge-offs, excluding covered loans	6,654	6,831	7,317	6,423	5,052	25,623	21,134	20,106	125,086	6,261	172,587
Charge-offs on covered loans	(340)	698	1,977	1,629	271	4,575	274	2,434	442	1,465	4,615
Total net charge-offs	$ 6,314	$ 7,529	$ 9,294	$ 8,052	$ 5,323	$ 30,198	$ 21,408	$ 22,540	$ 125,528	$ 7,726	$ 177,202
Total recoveries included above	$ 2,659	$ 3,243	$ 1,388	$ 1,243	$ 2,508	$ 8,382	$ 1,278	$ 1,141	$ 731	$ 2,455	$ 5,605
Asset Quality ratios (3):											
Non-accrual loans to loans	1.13%	1.84%	1.69%	1.25%	1.07%	1.07%	3.88%	3.75%	1.91%	1.63%	1.63%
Non-performing loans to loans	1.22%	1.95%	1.76%	1.35%	1.14%	1.14%	4.03%	3.90%	2.15%	1.80%	1.80%
Performing potential problem loans to loans	2.81%	3.92%	3.66%	3.44%	2.79%	2.79%	6.96%	6.32%	4.14%	4.22%	4.22%
Non-performing assets to loans plus OREO	1.84%	2.75%	2.64%	2.44%	2.13%	2.13%	4.73%	4.56%	2.95%	2.68%	2.68%
Non-performing assets to tangible common equity plus allowance for credit losses	12.76%	18.55%	17.77%	16.66%	14.74%	14.74%	30.24%	29.78%	20.50%	18.36%	18.36%
Non-accrual loans to total assets	0.77%	1.18%	1.07%	0.80%	0.72%	0.72%	2.50%	2.45%	1.22%	1.04%	1.04%
Allowance for credit losses and net charge-off ratios (3):											
Allowance for credit losses to loans	1.24%	1.70%	1.56%	1.47%	1.34%	1.34%	2.29%	2.22%	1.83%	1.75%	1.75%
Allowance for credit losses to non-accrual loans	110.28%	92.49%	92.60%	117.59%	124.69%	124.69%	59.02%	59.29%	95.95%	107.35%	107.35%
Allowance for credit losses to non-performing loans	102.35%	87.40%	88.79%	108.60%	117.41%	117.41%	56.83%	56.94%	85.19%	97.35%	97.35%
Net charge-offs to average loans (2)	0.48%	0.54%	0.57%	0.47%	0.36%	0.48%	1.67%	1.55%	9.29%	0.48%	3.32%
Allowance for credit losses to loans, including covered loans	1.41%	1.87%	1.78%	1.66%	1.52%	1.52%	2.20%	2.15%	1.93%	1.91%	1.91%

Footnotes:

(1) Tax equivalent basis reflects federal and state tax benefits.

(2) Annualized based on the actual number of days for each period presented.

(3) Excludes covered loans and covered OREO.

(4) Total performing potential problem loans excludes accruing TDRs of $2.4 million as of March 31, 2014, $2.8 million as of December 31, 2013, and $1.3 million as of March 31, 2013.

(5) The efficiency ratio expresses noninterest expense, excluding OREO expense, as a percentage of tax-equivalent net interest income plus total fee-based revenues, other income, trading gains (losses), and the tax-equivalent adjustment on BOLI income. The $7.8 million gain on the termination of FHLB forward commitments and the $13.3 million BOLI loss are non-recurring items excluded from the efficiency ratio for the quarter ended September 30, 2013 and year ended December 31, 2013.